EXHIBIT 10.50

                        OCCIDENTAL PETROLEUM CORPORATION
                          FINANCIAL COUNSELING PROGRAM


Certain executives of Occidental Petroleum Corporation ("Occidental" or the "Company") and its subsidiaries are selected to participate in the Company's Financial Counseling Program (the "Program"). Generally, the selected participants include the Chairman and Chief Executive Officer; the President; Chairman, President and Chief Executive Officer of Occidental Oil and Gas; and the Chief Financial Officer and Executive Vice President Corporate Development and their direct reports. Under the Program, the Company pays for covered financial planning services provided by the financial counselor and/or attorney of the participant's choice or, in some cases, a provider recommended by the Company. Covered financial services may include one or more of the following:

          o    Income tax planning
          o    Tax return preparation
          o    Retirement planning
          o    Will or trust preparation
          o    Insurance/risk management advice and planning
          o    Investment planning
          o    Company compensation and benefit assessment
          o    Debt management/cash flow analysis
          o    Estate and gift tax planning